SUPPLEMENT DATED NOVEMBER 20, 2006

TO THE PROSPECTUS

DATED DECEMBER 31, 2005

OF CAPITAL ONE FUNDS

Capital One Capital Appreciation Fund — Class A Shares and Class B Shares

Capital One Louisiana Municipal Income Fund — Class A Shares and Class B Shares

Capital One Mid Cap Equity Fund — Class A Shares and Class B Shares

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

Capital One Cash Reserve Fund — Class A Shares and Class B Shares

Capital One U.S. Treasury Money Market Fund

Effective November 13, 2006, the Funds’ administrator, transfer agent, fund accountant and distributor changed to the following entities:

The Administrator, Transfer Agent and Fund Accountant	The Distributor
BISYS Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (800) 227-7264	BISYS Fund Services Limited Partnership 100 Summer Street Boston, Massachusetts 02110 (800) 221-7930

In addition, a new paragraph is added to the section of the Prospectus entitled “Frequent Trading Policies — Equity and Income Funds” as follows:

The Board of Trustees of the Funds has determined not to adopt a short-term redemption fee to discourage or address the potential costs of frequent purchases and redemptions. Frequent purchase and redemptions of a Funds’ shares may result in additional costs that are borne by a Fund.

In addition, the back cover of the Prospectus is amended to reflect a change in the address of the Funds as follows:

Capital One Funds

3435 Stelzer Road

Columbus, OH 43219

In addition, the following changes are being made to the Section entitled “Who Manages the Funds?” on page 42:

1. Please delete all references to Gregory Francis.

2. Please replace the fifth paragraph of the Section with the following two paragraphs:

“The Adviser manages the Total Return Bond Fund and Louisiana Municipal Income Fund by an investment team approach, with the team consisting of Paul Teten, Dina Mabasa, and Craig Kercho. Mr. Teten is the primary portfolio manager for the Fund and Ms. Mabasa and Mr. Kercho serve as back-up portfolio managers for the Funds.

The Adviser manages the U.S. Government Income Fund by an investment team approach, with the team consisting of Dina Mabasa, Paul Teten, and Craig Kercho. Ms. Mabasa is the primary portfolio manager for the Fund and Mr. Teten and Mr. Kercho serve as back-up portfolio managers for the Funds.”

3. Please replace the eighth paragraph of the Section with the following paragraph:

“Dina Mabasa has been with Capital One Asset Management LLC since February 2006, and is currently a Vice President and Portfolio Manager. Ms. Mabasa currently oversees investment portfolios for both institutional and individual clients. Ms. Mabasa has been in the investment management business for more than 20 years. She was previously employed as a Portfolio Manager for WestLB Asset Management (US) LLC from 2000 to 2006. Prior to that, she worked as a Fixed Income Trader for Beutel Goodman Capital Management from 1998 to 2000. Ms. Mabasa received her B.B.A. from the University of Houston.”

4. Please add the following paragraph at the end of the Section:

“Craig Kercho is Vice President and Portfolio Manager with Capital One Asset Management LLC. Mr. Kercho’s current responsibilities include fixed income asset management for both institutional and individual clients. Mr. Kercho’s professional experience includes over 25 years in fixed income investment management, trading, underwriting and strategy development. Prior associations and activities include proprietary trading and portfolio management for Amegy Bank of Texas and other regional financial institutions. Mr. Kercho received a Bachelor of Business of Administration degree from The University of Texas and is a CFA®1 charter holder.”

1CFA®	is a trademark owned by CFA Institute.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

Investment Company Act File No. 811-5536

Cusip 14041W507

Cusip 14041W606

Cusip 14041W87 9

Cusip 14041W88 7